POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	Rebecca Adamson
Date	Signature

/s/ Traci Goldt	Rebecca Adamson
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Richard L. Baird
Date	Signature

/s/ Barbara J. Krumsiek	Richard L. Baird
Witness	Name of Trustee/Director

Barbara J. Krumsiek
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Joy Vida Jones
Date	Signature

/s/ Traci Goldt	Joy V. Jones
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Miles D. Harper, III
Date	Signature

/s/ Traci Goldt	Miles D. Harper, III
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Sydney A. Morris
Date	Signature

/s/ Traci Goldt	Sydney A. Morris
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ D. Wayne SIlby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/14/10	/s/John G. Guffey, Jr.
Date	Signature

/s/ Sharon Orbach	John G. Guffey, Jr.

Witness

Name of Trustee

Sharon Orbach
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Terrence Mollner
Date	Signature

/s/ Traci Goldt	Terrence J. Mollner
Witness	Name of Trustee/Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee/Director and Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness	Name of Trustee/Director and
Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

            WITNESS my hand on the date set forth below.

12/7/10	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)